UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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THE SWISS HELVETIA FUND, INC.

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THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas
Suite 400
New York, New York 10020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 24, 2007

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of The Swiss Helvetia Fund, Inc. (the “Fund”) will be held at 11:30 a.m., on Thursday, May 24, 2007, at The Omni Berkshire Place Hotel, 21 East 52nd Street, Juilliard Ballroom (2nd Floor), New York, New York 10022, for the following purposes:

1.     To elect three Class I Directors to serve for a three-year term.

2.     To ratify the selection by the Fund’s Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2007.

3.     To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

The Fund’s Board of Directors has fixed the close of business on April 13, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, please vote by mail, by telephone or through the Internet. Proxies may be voted (1) by completing, signing and dating and returning the enclosed Proxy; (2) by calling 1-877-381-4023 at any time; or (3) through the Internet using the Internet address located on your Proxy. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

By Order of the Board of Directors,

Edward J. Veilleux

Dated: April 18, 2007	Secretary

IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION,
WE ASK FOR YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY.

THE SWISS HELVETIA FUND, INC.
1270 Avenue of the Americas
Suite 400
New York, New York 10020
Annual Meeting of Stockholders
May 24, 2007

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the “Fund”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at 11:30 a.m., on Thursday, May 24, 2007, at The Omni Berkshire Place Hotel, 21 East 52nd Street, Juilliard Ballroom (2nd Floor), New York, New York 10022. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to stockholders on or about April 18, 2007.

About the Fund

The Fund’s investment advisor is Hottinger Capital Corp. (“HCC”). The executive offices of the Fund and HCC are located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Fund’s administrator is Citigroup Fund Services LLC (“Citigroup Services”), and its executive offices are located at Two Portland Square, Portland, Maine 04101.

Voting Information

If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified on the Proxy, the shares will be voted FOR the election of each nominee as a Class I Director and FOR the ratification of the Fund’s independent registered public accounting firm. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed Proxy. Shares represented by a Proxy marked to withhold authority to vote for a Director, abstentions and broker non-votes will be included in determining the existence of a quorum at the Meeting, but will not constitute a vote in favor of a proposal. As a result, because they are not votes cast “FOR” a proposal, they will have the effect of a vote “AGAINST” Proposal 2. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund’s common stock by another fund (whether registered, private or offshore) is unlawful. The Fund will invalidate votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful, that are otherwise properly cast, only after it has obtained a decision through appropriate proceedings in a court or other forum of competent jurisdiction that such votes are not valid. The Fund may suspend the final counting of votes pending such a decision.

The Board of Directors has fixed the close of business on April 13, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 24,397,655 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. Stockholders are not entitled to any appraisal rights as the result of any Proposal.

Management of the Fund knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its Annual Report for its year ended December 31, 2006 and its most recent Quarterly Report to any stockholder upon request. Requests for these Reports should be made in writing to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, or by calling the Fund’s toll-free telephone number: 1-888-794-7700.

PROPOSAL 1: TO ELECT THREE CLASS I DIRECTORS

The Fund’s Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors is currently nine and is divided into three classes, composed of three Class I Directors, three Class II Directors and three Class III Directors. Stockholders are being asked to elect three Class I Directors to serve for a three-year term. The Class I nominees, Claude W. Frey, Jean-Marc Boillat and Alexandre de Takacsy, are the only nominees to be considered for election as Class I Directors at the Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2010, or until his respective successor is duly elected and qualified.

Each of the Class I nominees was first nominated by the Governance/Nominating Committee of the Board of Directors, consisting of the seven Non-Interested Directors (as defined below), two of whom are Class I nominees. Claude W. Frey and Alexandre de Takacsy were last elected by stockholders as Class I Directors in 2004 to serve until this Meeting. Jean-Marc Boillat was elected by the Board of Directors of the Fund in 2005. The Board of Directors of the Fund, including all of the Directors of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund (each such Director, a “Non-Interested Director”), unanimously proposed the Class I nominees for election at this Meeting.

Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy FOR the election of the three Class I nominees of the Fund listed above. Each nominee has indicated he will serve, if elected, but if any such nominee should be unable to serve, Proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director. Each of the nominees is currently a member of the Board of Directors.

Please see pages 3 and 6 of this Proxy Statement for additional information concerning the Class I nominees.

Required Vote and the Board’s Recommendation

In accordance with Delaware law and the Fund’s Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS,
UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE
NOMINEES AS CLASS I DIRECTORS.

Certain Information Concerning Directors and Executive Officers

The following tables set forth certain information about each person nominated for Director by the Board of Directors of the Fund for election, each person currently serving and continuing as a Director and each person who currently serves as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All of the information is as of December 31, 2006. The information with respect to the Directors is separately stated for Directors who have been determined to be Non-Interested Directors and Directors who are deemed to be “interested persons” of the Fund under the 1940 Act.

Class I Non-Interested Directors
(Nominees for Terms Expiring in 2010)
Shares and
Dollar Range
of Common
	Position(s)			Stock
	with	Principal		Beneficially
Name, Address &	Fund	Occupation(s)	Other Directorships Held	Owned at
Age	(Since)	During At Least The Past Five Years	By Director	Dec. 31, 2006[1]
Claude W. Frey Clos 108 2012 Auvernier Switzerland Age: 63	Director (1995); and Member of the Governance/Nominating Committee (2002)	President of the Swiss Parliament from 1994 to 1995; President of the Swiss Police Academy (Neuchâtel) from 1996 to 2003; Member of the Swiss Parliament from 1979 to 2003; Parliamentary Assembly of the Council of Europe (Strasbourg) from 1996 to 2004; Executive Board of the ‘‘North-South Centre” (Lisbon) since 1999; President of the National Committee for Foreign Affairs from 2001 to 2003; Vice President of the National Committee for Foreign Affairs from 1999 to 2001; Chairman of the Board: Bérun Frais SA (Maria) since 2002; Federation of Swiss Food Industries (Berne) from 1991 to 2001; Association of Swiss Chocolate Manufacturers (Berne) from 1991 to 2000; Vice Chairman of the Board: Federation of Swiss Employers’ Association (Zurich) from 1997 to 2001	Chairman of the Board: Infra Tunnel SA (Marin) since 2002; Beton Frais SA (Marin) since 2002; President of the Steering Committee of InterNutrition (Zurich) since 2000; Member of the Board: SCCM SA (Crans-Montana) since 2001; Dexia Banque Privee (Suisse), Zurich, since 2003; Dexia Public Finance (Suisse), Geneva since 2006; Racemark Industries SA (Suisse), Couvet since 2006; Chairman of the Executive Board of the ‘‘North-South Centre” (Lisbon) since 2004; Chairman of the Federal Committee for Employee Pension Plans (Berne) since 2004	1,814 $10,001-$50,000
Jean-Marc Boillat Les Gadras 47120 Villeneuve de Duras France Age: 64	Director (2005); and Member of the Governance/Nominating Committee (2005)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	1,200 $10,001-$50,000

Class II Non-Interested Directors
(Terms Will Expire in 2008)
Shares and
Dollar Range
of Common
	Position(s)			Stock
	with	Principal		Beneficially
Name, Address &	Fund	Occupation(s)	Other Directorships Held	Owned at
Age	(Since)	During At Least The Past Five Years	by Director	Dec. 31, 2006[1]
Didier Pineau-Valencienne c/o SABARD Private Equity Partners, 24/32 Rue Jean Goujon 75008 Paris France Age: 75	Director (1999); Member of the Audit Committee (1999); Member (2002) and Chairman (2007) of the Governance/Nominating Committee; and Member of the Litigation Committee (2001 to 2003)	Honorary Chairman of Schneider Electric SA (industrial conglomerate) since 1999; Chairman of the Board and Chief Executive Officer of Schneider Electric SA from 1981 to 1999; Chairman of AFEP from 1999 to 2001; Vice Chairman of Credit Suisse First Boston (Europe) Limited (investment banking) from February 1999 to November 2002; Senior Adviser of Credit Suisse First Boston (Europe) Limited since November 2002; Partner of SAGARD Private Equity Partners (France)	Director: Fleury Michon (France); AFEP (France); Wendel Investissements (formerly, Compagnie Générale d’Industrie et de Participations (CGIP)) from 1996 to 2005; Member of the Board of Pernod Ricard since 2003; Member of the Supervisory Board of AXA-UAP (France) (insurance) from 1998 to 2001; Member of Advisory Board of Booz Allen & Hamilton (USA) from 1997 to 2002; Member of LAGARDÈRE (France) (holding company)	2,303 $10,001-$50,000
Samuel B. Witt, III, Esq. 1802 Bayberry Court Suite 401 Richmond, Virginia 23226-3767 Age: 71	Director (1987) and Chairman of the Board of Directors (2006); Chairman of the Audit Committee (1993 to 2006) and of the Litigation Committee (2001 to 2003); and Member of the Governance/Nominating Committee (2002)	Senior Vice President and General Counsel: Stateside Associates, Inc. from 1993 to 2004; Senior Consultant to Stateside Associates, Inc. from June 1 to December 31, 2004; Samuel B. Witt, III, Attorney-at-Law, since August 1993	Former Member and President of the Virginia Military Institute Board of Visitors; Trustee, The Williamsburg Investment Trust (registered investment company); Trustee, George C. Marshall Foundation; Trustee, University of Virginia Law School Foundation; Director, Gateway Homes, Inc.; Director, College Orientation Workshop	3,008 $10,001-$50,000
Paul R. Brenner, Esq. 25 Moore Rd. Bronxville, New York 10708 Age: 64	Director (2002); Chairman of the Audit Committee (2006); Member of the Governance/Nominating Committee (2005); and Secretary (1987 to 2002)	Of Counsel of Salans (law firm) since July 1996; Paul R. Brenner, Attorney-at-Law since June 1993; Counsel to the Fund from 1994 to 2002; Partner of Kelley Drye & Warren LLP (law firm) from 1976 to 1993	Chairman of the Board and Director: Harry Limited (Private Investment Company (‘‘P.I.C.”)); MFGAT, Inc. (P.I.C.); Strelsau, Inc. (P.I.C.); MG Management Corp. (P.I.C.); Marango Capital Management Corp. (P.I.C.); Director: Quercus Foundation, Inc. (Private Foundation); Highstead Fund, Inc. (Private Foundation); Highstead Foundation, Inc. (Arboretum); Director and Senior Trustee of The Louis Calder Foundation (Private Foundation)	9,902 over $100,000

Class III Non-Interested Directors
(Terms Will Expire in 2009)
Shares and
Dollar Range
of Common
	Position(s)			Stock
	with	Principal		Beneficially
Name, Address &	Fund	Occupation(s)	Other Directorships Held	Owned at
Age	(Since)	During At Least The Past Five Years	by Director	Dec. 31, 2006[1]
Michael Kraynak, Jr. 401 Mountain Avenue Ridgewood, New Jersey 07450 Age: 76	Director (2005); Member of the Audit Committee (2006); and Member of the Governance/Nominating Committee (2005)	Partner of Brown Brothers Harriman & Co.; Member, BBH Trust Company Investment Committee	Director of American Australian Association; Chairman, Finance Committee; Member, Executive Committee; President of the Robert Brunner Foundation (private foundation); Trustee of the Ridgecrest Senior Citizens Housing Corp.; Former Member of the Ridgewood (NJ) Financial Advisory Council; Former Director: Yale Alumni Association of Bergen County	2,000 $10,001-$50,000
Stephen K. West, Esq. Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004 Age: 78	Director (1995); Member of the Audit Committee (1996 to 2004 and since 2006); Member of the Governance/Nominating Committee (2002); and Member of the Litigation Committee (2001 to 2003)	Senior Counsel of Sullivan & Cromwell LLP (law firm) since 1997; Partner of Sullivan & Cromwell LLP from 1964 to 1996	Director: Pioneer Funds (registered investment companies) (52 portfolios); AMVESCAP PLC (investment manager) from 1999 to 2005; First ING Insurance Company of New York from 1983 to 2001; Winthrop Focus Funds (registered investment companies) from 1988 to 1997; ING America Holdings, Inc. (insurance and broker-dealer holding company) from 1988 to 1998; Dresdner RCM Global Strategic Income Fund, Inc. (registered investment company) from 1997 to 2002	19,217 over $100,000

Class I Interested Director
(Nominees for Term Expiring in 2010)
Shares and
Dollar Range
of Common
	Position(s)			Stock
	with	Principal		Beneficially
Name, Address &	Fund	Occupation(s)	Other Directorships Held	Owned at
Age	(Since)	During At Least The Past Five Years	By Director	Dec. 31, 2006[1]
Alexandre de Takacsy[2] Financière Hottinguer 43, rue Taitbout 75009 Paris France Age: 77	Director (1987 to 1994; 1998 to present)	Vice Chairman of the Board, Director, President and Secretary of HCC; Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. (‘‘HUS”) until December 2004; Retired Senior Executive, Royal Bank of Canada	None	793 $10,001-$50,000

Class III Interested Director
(Term Will Expire in 2009)
Shares and
Dollar Range
of Common
	Position(s)			Stock
	with	Principal		Beneficially
Name, Address &	Fund	Occupation(s)	Other Directorships Held	Owned at
Age	(Since)	During At Least The Past Five Years	by Director	Dec. 31, 2006[1]
Paul Hottinguer[2] Hottinger et Cie Dreikonigstrasse 55 8027 Zurich Switzerland Age: 64	Director (1989); Chairman of the Board of Directors (1989 to 2006); and Chief Executive Officer (1989 to 2002)	General Partner: Hottinger et Cie (Zurich); President: Gaspee (real estate) since 1992; Financière Hottinguer (holding company) (1990 to 2002); Financière Provence Participations (venture capital firm) since 1990; AXA International Obligations (finance) since 1996; Managing Director: Intercom (holding company) since 1984; Administrator: Investissement Provence SA (holding company) since 1996; Finaxa (finance) since 1982; Permanent Representative: Credit Suisse Hottinguer to Provence International (publicly held French mutual fund), Credit Suisse Hottinguer to CS Oblig Euro Souverain (mutual fund); Financière Hottinguer to CS Institutions Monetaire (mutual fund) from 1990 to 2002; Financière Hottinguer to CS Court Terme (mutual fund) from 1990 to 2002; Censor — Provence Europe (mutual fund); Credit Suisse Hottinguer to PPC; Credit Suisse Hottinguer to Croissance Britannia (investment fund); Credit Suisse Hottinguer to Harwanne Allemagne; Vice Chairman of the Board, Director and Member of Investment Committee: HCC; Director of HUS until December 2004.	Director: Drouot Securite; Member: Conseil de Surveillance Credit Suisse Hottinguer; Societe pour le Financement de Bureaux et d’Usines Sofibus (real estate)	327,451[3] over $100,000

Executive Officers[4]
Shares and
Dollar Range
of Common
	Position(s)			Stock
	with	Principal		Beneficially
Name, Address &	Fund	Occupation(s)		Owned at
Age	(Since)	During At Least The Past Five Years	Other Directorships Held	Dec. 31, 2006[1]
Rodolphe E. Hottinger Hottinger et Cie 3 Place des Bergues C.P. 1620 1211 Geneve 1 Switzerland Age: 50	President (1997); Chief Executive Officer (2002); Chief Operating Officer (1997 to 2002); Acting President (1996 to 1997); and Executive Vice President and Chief Operating Officer (1994 to 1996)	Managing Partner of Hottinger et Cie (Zurich) since 1987; President: Financière Hottinguer Paris; Hottinger Capital, S.A. (Geneva) (investment company) since 2000; Hottinger & Co. Ltd, UK (investment advisor) since 2001; Emba, NV (investment company) since 1990; Vice Chairman of the Board, Director, Chief Executive Officer and Member of Investment Committee of HCC since 1994; Director of HUS until December 2004	Director: Sofibus SA (real estate investment company); AXA Switzerland (Insurance); Hottinger Bank & Trust Ltd. (Bahamas); PMA, Vienna; Hottinger London	346,723[3] Over $100,000
Rudolf Millisits HCC 1270 Avenue of the Americas, Suite 400 New York, New York 10020 Age: 49	Senior Vice President (2000); Treasurer and Chief Financial Officer (2002); and Vice President (1995 to 2000)	Director of HCC since December 2000; Chief Operating Officer of HCC since December 1998; Executive Vice President, Portfolio Manager, Member of Investment Committee and Chief Compliance Officer of HCC since September 1994; Assistant Secretary of HCC since August 1995; Chairman, Chief Executive Officer and Director of HUS since December 2004; Executive Vice President of HUS from 1994 to 2004; Assistant Secretary of HUS from 1995 to 2004; President and Chief Financial Officer: Hottinger Brothers LLC since 2004	None	7,974 Over $100,000
Philippe R. Comby, CFA, FRM HCC 1270 Avenue of the Americas, Suite 400 New York, New York 10020 Age: 40	Vice President (2000)	Director of HCC since September 2005; Senior Vice President of HCC since 2002; First Vice President of HCC from 1998 to 2002; Treasurer of HCC since 1997; Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC since 2004; Director, President and Secretary of HUS since December 2004	None	2,834 $50,001-$100,000
Edward J. Veilleux 5 Brook Farm Court Hunt Valley, Maryland 21030 Age: 63	Vice President (1987); Secretary (2002); and Treasurer (1987 to 2002)	President of EJV Financial Services LLC (investment company consulting) since May 2002; Senior Vice President of Old Mutual Advisor Funds (formerly known as the PBHG Funds) since January 2005; Director of Deutsche Asset Management from 1999 to 2002; Principal of BT Alex Brown Incorporated from 1989 to 1999; Executive Vice President of Investment Company Capital Corp. from 1987 to 2002	None	2,273 $10,001-$50,000
Peter R. Guarino Foreside Compliance Services, LLC Two Portland Square Portland, Maine 04101 Age: 49	Chief Compliance Officer (2004)	Managing Director of Foreside Compliance Services, LLC since 2004; Independent Compliance Consultant from 2002 to 2004; General Counsel and Global Compliance Director of MiFund, Inc. (mutual fund services) from 2000 to 2002	None	None

[1]	All Directors and Executive Officers as a group (14 persons) owned 724,492 shares which constitutes approximately 2.97% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

[2]	Indicates “Interested Person,” as defined in the 1940 Act. Paul Hottinguer is an “Interested Person” because of his affiliation with Hottinger et Cie (Zurich) and as a controlling person of HCC. Alexandre de Takacsy is an Interested Person because of his current positions with HCC.

[3]	Hottinger et Cie (Zurich), a partnership, owns 143,305 shares of the Fund; HCC owns 140,307 shares of the Fund; Hottinger Treuhand AG owns 9,823 shares of the Fund; and Hottinger Bank & Trust Limited, Nassau owns 34,016 shares of the Fund. Paul Hottinguer and Rodolphe E. Hottinger are controlling partners of Hottinger et Cie (Zurich) and controlling shareholders and directors of HCC and Hottinger Finanz und Treuhand AG and therefore share voting and investment power over the 327,451 shares of the Fund owned by Hottinger et Cie (Zurich), HCC, Hottinger Finanz und Treuhand AG and Hottinger Bank & Trust Limited, Nassau. In addition, Rodolphe E. Hottinger and his children directly own 18,533 shares.

[4]	Each executive officer serves on a year-to-year basis for an indefinite term, until his successor is elected and qualified.

The Fund’s officers are elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders. In addition to the executive officers, the Fund’s other officers are Scot E. Draeger, Assistant Secretary, Frederick Skillin, Assistant Treasurer and Jean L. Seidel, Assistant Treasurer, each of whom is an employee of Citigroup Services.

The Board of Directors provides oversight with respect to the Fund’s governance, operations, performance and stockholder relations. In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund’s investment advisor, HCC, the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“D&T”), the Fund’s administrator and fund accountant, Citigroup Services, and Fund management.

The current members of the Audit Committee of the Board of Directors are Messrs. Brenner, Kraynak, Pineau-Valencienne and West, each of whom is a Non-Interested Director. Mr. Brenner serves as Chairman of the Audit Committee. Each member of the Committee is “independent” as defined by the New York Stock Exchange. Mr. Witt, as Chairman of the Board of Directors, serves as an ad hoc member of the Audit Committee, but is not considered a formal member of the Audit Committee. In this capacity, Mr. Witt does not have any voting powers and is not counted for purposes of determining a quorum at meetings of the Audit Committee.

Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Directors, the function of the Audit Committee is to assist Board oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; and (iii) the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee has direct responsibility to appoint, retain, determine the compensation of, evaluate and terminate the Fund’s independent registered public accounting firm, including sole authority to approve all audit engagement fees and terms, and in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm. The Audit Committee also oversees the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements as well as the administration of the Fund. The Audit Committee held six meetings during the year ended December 31, 2006. The Fund’s Audit Committee Charter is available on the Fund’s website at www.swz.com.

The Board of Directors has a Governance/Nominating Committee whose current members are Messrs. Boillat, Brenner, Frey, Kraynak, Pineau-Valencienne, West and Witt, each of whom is a Non-Interested Director. Mr. Pineau-Valencienne serves as Chairman of the Governance/Nominating Committee.

Among other responsibilities, the Governance/Nominating Committee selects and nominates persons for election or appointment by the Board as Directors of the Fund and oversees the annual assessment of the effectiveness of the Board and such other matters of Fund governance as may be delegated to it by the Board or determined by the Governance/Nominating Committee to be appropriate. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Governance/Nominating Committee Charter, including character and integrity, experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Governance/Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under “Stockholder Proposals” and otherwise complies with the requirements for such proposals contained in the Governance/Nominating Committee Charter and the Fund’s By-Laws. Any such recommendations should be submitted to: Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Governance/Nominating Committee held four meetings during the year ended December 31, 2006. The Fund does not provide a copy of the Governance/Nominating Committee Charter on its website, but the current Governance/Nominating Committee Charter was attached as Appendix A to the Fund’s Proxy Statement dated April 18, 2006.

During the year ended December 31, 2006, the Board of Directors met four times. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of Meetings of the Board of Directors and (ii) the total number of Meetings held by all Committees of the Board on which he served (held during the period he was a Director). The Fund has no formal written policy regarding Directors’ attendance at annual meetings of stockholders. The Fund’s Directors, however, are encouraged to attend stockholders meetings and all of the Directors, who were serving at the time, attended the Fund’s 2006 Annual Meeting of Stockholders.

Each Non-Interested Director of the Fund is paid an annual aggregate fee of $32,809, plus $1,300 for each meeting of the Board of Directors attended and $750 for each Committee meeting attended, if held separately. In addition, the Chairman of the Board receives an annual fee of $12,000, and the Chairmen of the Audit Committee and the Governance/Nominating Committee receive an annual fee of $5,000. The annual fee of Non-Interested Directors (including the annual fee paid to the Chairmen of the Audit Committee and the Governance/Nominating Committee) is adjusted annually, as of each January 1, in proportion to the increase in the Consumer Price Index for the preceding twelve month period. Each Director who is a Non-Interested Director and who is a member of the Audit or Governance/Nominating Committees or any other permanent or ad hoc committee as established by the Board of Directors may be compensated for incremental work over and above attending a meeting based upon the value added to the Fund. Finally, the Fund reimburses Non-Interested Directors for certain out-of-pocket expenses, such as travel expenses in connection with Board meetings. During the year ended December 31, 2006, the incumbent Non-Interested Directors received from the Fund individual remuneration (exclusive of reimbursed expenses), as follows:

Aggregate Compensation
Name of Person and Position[1]	From the Fund[2]
Jean-Marc Boillat, Director[3]	$39,832.17
Paul R. Brenner, Esq., Director and Chairman of the Audit Committee[3,4]	$44,607.50
Claude W. Frey, Director[3]	$37,730.00
Michael Kraynak, Jr., Director[3,4]	$40,730.00
Didier Pineau-Valencienne, Director[3,4]	$41,480.00
Stephen K. West, Esq., Director[3,4]	$39,980.00
Samuel B. Witt, III, Esq., Director and Chairman of the Board[3]	$52,522.50
TOTAL REMUNERATION:	$296,882.17

1.	The Directors positions are stated as of December 31, 2006. In March 2007, Mr. Pineau-Valencienne became Chairman of the Governance/Nominating Committee.

2.	The Fund is not part of a fund complex or group, and, accordingly, the Directors do not serve on the board of any other registered investment company in a complex or group with the Directors. The Fund pays all of the Non-Interested Directors’ remuneration. Retirement and/or pension benefits are not offered as part of the compensation for Directors.

3.	Member of the Governance/Nominating Committee.

4.	Member of the Audit Committee.

Sullivan & Cromwell LLP, who have served as counsel to the Non-Interested Directors since 1987, received approximately $59,000 for legal services rendered and disbursements incurred during 2006. Mr. West serves as Senior Counsel to such Firm. No Executive Officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $120,000. Accordingly, no other persons have been included in the compensation table set forth above.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Fund’s Directors, its Executive (and certain other) Officers, its investment advisor and affiliated persons of its investment advisor and any persons beneficially owning more than ten percent of the Fund’s Common Stock are required to report their ownership of the Fund’s Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission (the “Commission”) and The New York Stock Exchange. Specific due dates for these reports have been established, and the Fund is required to report in this Proxy Statement any failure to file by these dates during 2006. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and representations received from such persons, all of these requirements appear to have been satisfied by such persons during the year ended December 31, 2006.

Security Ownership of Certain Beneficial Owners

As of December 31, 2006, no stockholder, to the knowledge of the Fund, other than Wachovia Corporation, One Wachovia Center, Charlotte, North Carolina 28288, and Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, beneficially owned more than five percent of the Fund’s outstanding shares of Common Stock. Wachovia Corporation, on behalf of its advisory clients, filed on February 6, 2007, a beneficial ownership report on Schedule 13G with the Commission stating that as of December 31, 2006 it beneficially owned 2,130,009 shares of Common Stock, and Lazard Asset Management LLC, on behalf of its advisory clients, filed on February 8, 2007, a beneficial ownership report on Schedule 13G/A with the Commission stating that as of December 31, 2006, it beneficially owned 1,366,890 shares of Common Stock. Based on such filings, these holdings represented approximately 8.59% and 5.51% of the Fund’s outstanding shares of Common Stock, respectively, as of December 31, 2006.

PROPOSAL 2: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At meetings held on March 21 and 22, 2007, the Audit Committee of the Fund’s Board of Directors approved, and the Board of Directors approved and ratified, Deloitte & Touche LLP to act as the independent registered public accounting firm for the Fund for the year ending December 31, 2007. Based principally on representations from D&T, the Fund knows of no direct financial or material indirect financial interest of D&T in the Fund. D&T, or a predecessor firm, has served as the independent registered public accounting firm for the Fund since 1987. No representative of D&T is expected to be present at the Meeting. Neither the Fund’s Charter nor By-Laws requires that the stockholders ratify the appointment of D&T as the Fund’s independent registered public accounting firm, but the Fund is doing so as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Fund’s Board of Directors will reconsider whether or not to retain D&T, but may retain such independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders.

Certain Information Concerning Deloitte & Touche LLP

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by D&T for the audit of the Fund’s annual financial statements, or services that are normally provided by the independent registered public accounting firm in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,575 in 2005 and $39,500 in 2006.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services rendered by D&T that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) above.

There were no fees billed by D&T in the Reporting Periods for services rendered by D&T to HCC or any entity controlling, controlled by or under common control with HCC that provides ongoing services to the Fund (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by D&T for tax compliance, tax advice and tax planning (“Tax Services”) were $4,000 in 2005 and $4,000 in 2006. These Tax Services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees. D&T did not provide any additional services in the Reporting Periods other than those services reported in paragraphs (a) through (c) above.

Audit Committee Pre-Approval Policies. The Audit Committee pre-approves D&T’s engagements for audit and non-audit services to the Fund and non-audit services to Service Affiliates on a case-by-case basis as required. Pre-approval considerations include whether the proposed services are compatible with maintaining D&T’s independence.

Non-Audit Fees. The aggregate non-audit fees billed by D&T for services rendered to the Fund for the Reporting Periods were $4,000 in 2005 and $4,000 in 2006 (for the Tax Services described above). There were no fees billed in the Reporting Periods for non-audit services rendered by D&T to Service Affiliates.

Auditor Independence. The Audit Committee considers whether the provision of any non-audit services rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining D&T’s independence.

Required Vote and the Board’s Recommendation

The selection of the Fund’s independent registered public accounting firm will be ratified if approved by a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS,
UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO RATIFY THE SELECTION
OF DELOITTE & TOUCHE LLP AS THE FUND’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.

REPORT OF AUDIT COMMITTEE

The Audit Committee has exclusive oversight of the Fund’s financial reporting process. The Committee operates pursuant to a Charter which has been approved by the Board, a copy of which is available on the Fund’s website at www.swz.com. As set forth in the Charter, Management of the Fund is responsible for the (i) preparation, presentation and integrity of the Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent registered public accounting firm, D&T, is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee has considered and discussed the December 31, 2006 audited financial statements with Management and with D&T. The Committee has also discussed with D&T the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication With Audit Committees, as currently in effect. Finally, the Committee has reviewed the written disclosures and the letter from D&T required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with D&T the auditor’s independence.

Stockholders are reminded, however, that the Members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by Management and D&T. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that D&T is, in fact, “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee determined, and recommended to the Board, that the audited financial statements be included in the Fund’s Annual Report to Stockholders for the year ended December 31, 2006, and filed with the Commission.

Paul R. Brenner, Esq., Audit Committee Chairman
Michael J. Kraynak, Jr.
Didier Pineau-Valencienne
Stephen K. West, Esq.

Dated: February 9, 2007

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

Stockholders who wish to communicate with Directors should send communications to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Fund’s Annual Meeting of Stockholders in 2008 must be received by the Fund on or before December 19, 2007 in order to be included in the Fund’s Proxy Statement and form of Proxy relating to that meeting. In addition, the Fund’s By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2008 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund’s Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, between January 24, 2008 and February 23, 2008. For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

EXPENSES OF PROXY SOLICITATION

The Fund will bear the cost of soliciting Proxies on behalf of the Board of Directors. The Fund has engaged Georgeson Shareholder Communications Inc. to serve as Proxy solicitor at an anticipated cost of between $7,000 and $10,000, plus disbursements. In addition to the use of mails, Proxy solicitations may be made by telephone, fax and personal interview by the Fund’s officers and Directors and officers of HCC. Brokerage houses, banks and other fiduciaries may be requested to forward Proxy solicitation material to their customers to obtain authorization for the execution of Proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. If you have any questions concerning this Proxy solicitation, please contact Georgeson Shareholder Communications Inc., Telephone Number: 1-800-561-3947.

Authorizations to execute Proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic Proxy is solicited (as opposed to where the stockholder calls the toll-free number directly to vote), the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and Proxy card in the mail. Within 72 hours of receiving a stockholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Any stockholder giving a Proxy may revoke it at any time before it is exercised by submitting a new Proxy to the Fund or by attending the Meeting and voting in person.

VOTING RESULTS

The Fund will advise the stockholders of the voting results of the matters voted upon at the Annual Meeting in the 2007 Semi-Annual Report to Stockholders.

IMPORTANT

WE URGE STOCKHOLDERS TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD TO THE FUND OR VOTE BY TELEPHONE OR INTERNET.

If you have any questions concerning this Proxy solicitation, please contact Georgeson Shareholder Communications Inc., Telephone Number: 1-800-561-3947.

Edward J. Veilleux

Dated: April 18, 2007	Secretary

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY
THE SWISS HELVETIA FUND, INC.
1270 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SWISS HELVETIA FUND, INC.
PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT,
DATED APRIL 18, 2007, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED
The undersigned hereby appoints Rudolf Millisits and Edward J. Veilleux, and each of them, the true and lawful attorneys and proxies, each with the power of substitution, for and in the name, place and stead of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on April 13, 2007 at the Annual Meeting of Stockholders to be held at 11:30 a.m. on Thursday, May 24, 2007 at The Omni Berkshire Place Hotel, 21 East 52nd Street, Juilliard Ballroom (2nd Floor), New York, New York 10022 or any adjournment or postponement thereof.
This proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE AS A CLASS I DIRECTOR, AND FOR THE RATIFICATION OF THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THIS PROXY ALSO WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.
In their discretion, the persons named as proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a Class I Director if any of the nominees is unable to serve.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

(Continued and to be signed on the reverse side)

THE SWISS HELVETIA FUND, INC. OFFERS STOCKHOLDERS OF RECORD
THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING
This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-381-4023, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 4:00 p.m. New York City Time on May 23, 2007.
INTERNET VOTING
Visit the Internet voting Web site at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 4:00 p.m. New York City Time on May 23, 2007.
VOTING BY MAIL
Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Inc., Wall Street Station, P.O. Box 1101, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER

CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒	Please mark votes as in this example.

1.	To elect three Class I Directors:		WITHHOLD	FOR ALL
	01) Mr. Claude W. Frey	FOR	AUTHORITY	EXCEPT
	02) Mr. Jean-Marc Boillat 03) Mr. Alexandre de Takacsy	☐	☐	☐

To withhold authority to vote for any individual nominee, mark the “For All Except” box and Write the Nominee’s Number on the line Provided Below:

		FOR	AGAINST	ABSTAIN
2.	With respect to the proposal to ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2007.	☐	☐	☐

3.	In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

Date	, 2007

Stockholder sign here

Co-owner sign here

NOTE: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.